EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Matthew 25 Fund, Inc. (the "Fund"), hereby certifies, to the best of his knowledge, that the Fund's Report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:   August 15, 2003


/s/ Mark Mulholland
-----------------------------
Name:   Mark Mulholland
Title:  President
        (sole person responsible for this report)